UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2017

ADMA BIOLOGICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36728	56-2590442
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

465 State Route 17, Ramsey, New Jersey		07446
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 478-5552

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01. Other Events.

ADMA Biologics, Inc. (“ADMA,” “we,” “us,” “our” or the “Company”) is making the following supplemental disclosures (this “Proxy Supplement”) to the definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) by the Company on April 26, 2017 to provide additional information relating to the Master Purchase and Sale Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”) by and among the Company, the Company’s wholly-owned subsidiary, ADMA BioManufacturing, LLC, a Delaware limited liability company (“Buyer”), Biotest Pharmaceuticals Corporation, a Delaware corporation ( “Seller”), and for certain limited purposes set forth in the Purchase Agreement, Biotest AG, a company organized under the laws of Germany and the ultimate parent company of Seller (“Biotest”), and Biotest US Corporation, a Delaware corporation and subsidiary of Biotest (together with Biotest, the “Biotest Guarantors”), pursuant to which Buyer has agreed to acquire certain assets and assume certain liabilities constituting the therapy business of Seller (the “BPC Therapy Business Unit”). We refer to the foregoing transactions and the other transactions contemplated by the Purchase Agreement collectively in this proxy statement as the “Transaction” including the issuance to Seller of, as part of the consideration for the Transaction, an aggregate equity interest in ADMA equal to fifty (50%), less one (1) share, of the issued and outstanding ADMA capital stock (calculated as of immediately following the closing of the Transaction and on a post-closing issuance basis) (the “Biotest Equity Interest”), consisting of (x) 4,295,580 shares of ADMA common stock representing twenty-five percent (25%) of the issued and outstanding common stock of ADMA and (y) 8,591,160 shares of ADMA non-voting common stock representing the balance of the Biotest Equity Interest, which is convertible into common stock of ADMA upon the occurrence of certain specified events as further described in “The Charter Proposal” (the “Stock Issuance” and, collectively with the Transaction, the “Transaction Proposal”);

Following the filing of the Proxy Statement with the SEC, the Company received a filing for a putative class action lawsuit relating to the Transaction in the United States District Court for the District of New Jersey on behalf of an alleged class of the Company’s public stockholders against the Company and the members of the Company’s Board of Directors pursuant to Sections 14(a) and 20(a) of the Securities Exchange Act of 1934:  Johnathan English v. ADMA Biologics, Inc., et al., Case 2:17-cv-03128-SDW-LDW (D. N.J.) (the “Lawsuit”).  The complaint in the Lawsuit generally alleges that the Proxy Statement omitted certain material information and seeks, among other remedies, to enjoin the Transaction.

The Company believes that the claims asserted in the Lawsuit are without merit.  However, in order to alleviate the costs, risks and uncertainties inherent in litigation and provide additional information to its stockholders, the Company is providing the additional disclosures set forth below. To the extent that information set forth below differs from information contained in the Proxy Statement, the information set forth below supersedes such information contained in the Proxy Statement.  Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Lawsuit that any additional disclosure was or is required.  These supplemental disclosures will not affect the consideration to be paid by the Company in the Transaction or the timing of the annual meeting of stockholders of the Company, which will be held at 9:00 a.m. Eastern Time on May 25, 2017 at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP at 1285 Avenue of the Americas, New York, NY 10019.

Except as otherwise set forth below, the information set forth in the Proxy Statement remains unchanged, and defined terms used in the supplemental disclosures below but not otherwise defined in this Current Report on Form 8-K have the meanings ascribed to such terms in the Proxy Statement.

The Company’s board of directors unanimously recommends that the Company’s stockholders vote “FOR” the Transaction Proposal and “FOR” the other proposals being considered at the annual meeting.

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SUPPLEMENT TO PROXY STATEMENT

1.	The following sentence shall be added immediately after (i) the first sentence of the second paragraph under the heading “Risk Factors: Risks Related to the Transaction: We may not realize the strategic and financial benefits currently anticipated from the Transaction.” on page 17 and (ii) the second sentence under the heading “Commitments and Contingencies: Contract filler agreement” contained in Note 11, Commitments and Contingencies of the BPC Therapy Business Unit’s Notes to Carve-Out Financial Statements on page 159 of the Proxy Statement:

Currently, ADMA is in negotiations with the contract filler to perform services for the Boca Facility. However, ADMA already has an agreement in place with the same contract filler which will be in place after consummating the Transaction, thereby eliminating the risk of any interruption of services on a post-closing basis.

2.	The following sentence shall be added immediately prior to the first paragraph under the heading “Purchase Price Allocation” in the Notes to Unaudited Pro Forma Combined Financial Statements under Note 2 on page 54 of the Proxy Statement:

An independent real estate valuation expert was engaged to value the Boca Facility, including the land and building. A value of $20,000,000 was apprised to the Boca Facility, less $811,000 of building depreciation, for an aggregate value of $19,189,000, which amount is captured in the estimated preliminary purchase price in the Notes to Unaudited Pro Forma Combined Financial Statements under Note 2, Purchase Price Allocation.

3.	The following paragraph shall be added immediately after the last sentence of the fourth bullet of the second paragraph under the heading “ADMA’s Reasons for the Transaction” on page 61 of the Proxy Statement:

The expected significant synergies relate to the savings in third party manufacturing fees which ADMA would, without giving effect to the Transaction, be obligated to pay Biotest. These obligations yielded a forecasted gross margin of approximately 40-50% for ADMA’s lead product candidate, RI-002. Management believes, following the consummation of the Transaction, the cost savings resulting from the expected significant synergies will yield an approximate 60-70% gross margin for RI-002. Notwithstanding the foregoing, management further believes there will be additional cost savings relating to certain personnel synergies and expected headcount reductions.

4.	The first sentence of the second paragraph under the heading “None of ADMA, Buyer, Biotest, Seller, or any of their respective affiliates or representatives assumes any responsibility for the validity, reasonableness, accuracy or completeness of the Company financial projections, nor do they make any representation or warranty regarding the Company financial projections” on page 76 of the Proxy Statement is hereby revised, supplemented and replaced in its entirety as follows:

The Company financial projections were prepared by the Company’s management with input from, and in participation with, the Biotest management team and solely for internal purposes.

5.	The bulleted list of “Selected New ADMA Comparable Companies” after the first paragraph under the heading “Selected Companies Analysis of New ADMA” on page 80 of the Proxy Statement is hereby revised, supplemented and replaced in its entirety as follows:

TEV /
Revenue
Company	2016E (1)
Emergent BioSolutions Inc.	2.7x
Pacira Pharmaceuticals, Inc.	4.2x
Supernus Pharmaceuticals, Inc.	5.4x
Acorda Therapeutics, Inc.	2.0x
ProMetic Life Sciences Inc.	NM
Momenta Pharmaceuticals, Inc.	7.2x
INSYS Therapeutics, Inc.	1.9x
Rockwell Medical, Inc.	5.1x
Spectrum Pharmaceuticals, Inc.	1.9x
Arena Pharmaceuticals, Inc.	4.7x
Kamada Ltd.	2.2x
ImmunoGen, Inc.	1.5x

(1) Total enterprise value represents market capitalization on a fully diluted basis at close on 12/30/16 plus debt and preferred equity, less cash, adjusted for in-the-money options, warrants and convertible debt.

6.	The following paragraph shall be added immediately after the fifth paragraph under the heading “Additional Considerations” on page 82 of the Proxy Statement:

During the two years preceding the date of the Raymond James’ written Opinion, the Company paid Raymond James (i) a total fee of $540,960 in connection with Raymond James’ services as sole bookrunning manager for the Company’s March 2015 underwritten equity offering, (ii) a total fee of $594,090 in connection with Raymond James’ services as sole bookrunning manager for the Company’s April 2016 underwritten equity offering, and (iii) a total fairness opinion fee of $650,000 in connection with the proposed Transactions, resulting in an aggregate of $1,785,050 in fees paid to Raymond James.

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FORWARD-LOOKING STATEMENTS

We make forward-looking statements in this report. These forward-looking statements relate to outlooks or expectations for earnings, revenues, expenses or other future financial or business performance, strategies or expectations, or the impact of legal or regulatory matters on business, results of operations or financial condition. Specifically, forward-looking statements may include statements relating to (among other things): (i) the structure, timing and completion of the Transaction; (ii) the capitalization, liquidity, resources and ownership structure of the combined company; (iii) the nature, strategy and focus of the combined company; (iv) the safety, efficacy and projected development timeline and commercial potential of any product candidates; (v) the expected benefits and potential value created by the Transaction; (vi) future economic conditions or performance; (vii) management and governance structure of the combined company; (viii) approval and closing of the Transaction; (ix) voting by ADMA’s stockholders in connection with matters relating to the Transaction; (x) voting by ADMA’s stockholders in connection with matters relating to the Transaction; and (xi) our belief and assumptions underlying any of the foregoing.

These statements relate to future events and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, among other things, those listed under “Risk Factors” beginning on page 17 and elsewhere in this report and the risk factors disclosed in our fiscal 2016 Annual Report on Form 10-K.

Any forward-looking statement included or incorporated by reference in this report reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, industry and future growth. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements speak only as of the dates such statements are made. Except as required by law, we assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

This report contains and/or incorporates by reference estimates, projections and other information concerning our industry, our business and the markets for certain drugs, including data regarding the estimated size of those markets, their projected growth rates and the incidence of certain medical conditions. Information that is based on estimates, forecasts, projections or similar methodologies is inherently subject to uncertainties, and actual events or circumstances may differ materially from events and circumstances reflected in this information. Unless otherwise expressly stated, we obtained this industry, business, market and other data from reports, research surveys, studies and similar data prepared by third parties, industry, medical and general publications, government data and similar sources. In some cases, we do not expressly refer to the sources from which this data is derived. In that regard, when we refer to one or more sources of this type of data in any paragraph, you should assume that other data of this type appearing in the same paragraph is derived from the same sources, unless otherwise expressly stated or the context otherwise requires.

Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in reports filed with the SEC by ADMA. See “Where You Can Find Additional Information and Incorporation by Reference” below.

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WHERE YOU CAN FIND ADDITIONAL INFORMATION AND INCORPORATION BY REFERENCE

We are subject to the informational requirements of the Exchange Act, and are required to file reports, any proxy statements and other information with the SEC. Any reports, statements or other information that we file with the SEC, including this report, may be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of this material can also be obtained upon written request from the Public Reference Section of the SEC at its principal office in Washington, D.C. 20549, at prescribed rates or from the SEC’s website on the Internet at www.sec.gov, free of charge. Please call the SEC at 1-800-SEC-0330 for further information on public reference rooms.

We have not authorized anyone to provide you with information that differs from that contained in this report. You should not assume that the information contained in this report is accurate as on any date other than the date of the proxy statement, and neither the mailing of this report to our stockholders nor the consummation of the Transaction shall create any implication to the contrary.

This report does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any such offer or solicitation in such jurisdiction.

This report incorporates by reference our Annual Report on Form 10-K for the year ended December 31, 2016 that we previously filed with the SEC (File No. 001-36728); provided, however, that we are not incorporating by reference Part III thereof and any documents, portions of documents or information deemed to have been furnished and not filed in accordance with SEC rules.

In addition, we are incorporating by reference herein any future filings we make with the SEC under Section 11, 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this report and prior to the date of the Annual Meeting. Such documents are considered to be a part of this report, effective as of the date such documents are filed. In the event of conflicting information in these documents, the information in the latest filed document should be considered correct.

You can obtain any of the documents listed above from the SEC, through the website of the SEC at the address described above or from ADMA by requesting them in writing or by telephone at the following address:

ADMA BIOLOGICS, INC.

465 State Route 17 South

Ramsey, New Jersey 07446

Attention: Office of the Secretary

Telephone: (201) 478-5552

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 10, 2017	ADMA Biologics, Inc.

	By:	/s/ Brian Lenz
		Name:	Brian Lenz
		Title:	Vice President and Chief Financial Officer